                                                                   EXHIBIT 10.11

________________________________________________________________________________

                                 ABX AIR, INC.

                             AGREEMENT OF SUBLEASE
________________________________________________________________________________


     THIS SUBLEASE made this 7th of June, 1995, by and between ABX AIR, INC., hereinafter referred to as the Sublessor of 145 Hunter Drive, Wilmington, Ohio 45177, PC CONNECTION, INC., 6 Mill Street, Marlow, NH, 03456, hereinafter referred to as Sublessee. The Sublessee's business enterprise is organized as a corporation and is admitted to do business in the State of New Hampshire.
________________________________________________________________________________


                             W I T N E S S E T H:

     ARTICLE 1.  TERM
     ----------------

     The Sublessor does hereby sublease and let to the Sublessee and the Sublessee accepts from the Sublessor under the terms and conditions of this Sublease, the following described Premises:

     64,000 square feet, more or less, consisting of the area highlighted on Exhibit "A" attached hereto and made a part hereof, which area shall include Bays (the "Premises") in a building (the "Building") which contains 102,400 square feet more or less, located at Old State Route 73, Wilmington, Ohio 45177 hereinafter referred to as the Premises and sometimes designated as Building #3.

     TO HAVE AND TO HOLD unto the Sublessee for a term of FIVE (5) years and SEVEN (7) months commencing on the 1st day of June, 1995, and ending on the 31st day of December 2000, both dates inclusive.

     This Sublease is subordinate to the terms of a certain Agreement of Lease (the "Lease") dated June 26, 1990, between MILLER VALENTINE PARTNERS (MILLER VALENTINE) as Lessor and ABX AIR, Inc. Lessee, a copy of which is attached hereto as Exhibit "B".

     ARTICLE 2.  ACCEPTANCE OF SUBLEASED PREMISES
     --------------------------------------------

     The Sublease Premises ("Premises") are delivered to the Sublessee in their existing condition which the Sublessee has examined and finds in a condition suitable for its use and purpose.

     ARTICLE 3.  RENT
     ----------------

     Section I.  Sublessee shall pay to the Sublessor Rent for the period June
     ---------
1, 1995 through December 31, 1995 for the Leased Premises the sum of ONE HUNDRED FORTY FIVE THOUSAND ONE HUNDRED FOUR AND 05/100 DOLLARS ($145,104.05) which shall be paid in equal monthly installments of TWENTY THOUSAND SEVEN HUNDRED TWENTY NINE AND 15/100 DOLLARS ($20,729.15), due and payable on the first day of each month, in advance, without demand.

     Sublessee shall pay to the Sublessor an Annual Rent for the period January 1, 1996 through December 31, 2000 for the Leased Premises the sum of TWO HUNDRED SEVENTY SEVEN THOUSAND FIVE HUNDRED FORTY NINE AND 80/100 DOLLARS ($277,549.80) which shall be paid in equal monthly installments of TWENTY THREE THOUSAND ONE HUNDRED TWENTY NINE AND 15/100 DOLLARS ($23,129.15), due and payable on the first day of each month, in advance, without demand.

     NOTWITHSTANDING ANYTHING ABOVE TO THE CONTRARY, SUBLESSEE'S OBLIGATION TO PAY RENT SHALL NOT BEGIN UNTIL SUBLESSOR DELIVERS POSSESSION OF THE PREMISES TO SUBLESSEE AND IN THE EVENT THAT SUCH POSSESSION IS NOT DELIVERED AT THE PROJECTED DATE, THE BEGINNING AND ENDING DATES OF THE LEASE AS WELL AS THE RENT CHANGE DATE SHALL BE ADJUSTED ACCORDINGLY.

     Section II.  In addition to the Annual Rent the Sublessee shall pay to the
     ----------
Sublessor a portion of the remaining balance of the unamortized cost of the improved sprinkler system. As of June 1, 1995, the remaining balance is $69,220.00, and Sublessee agrees to pay to Sublessor the amount of $56,295.00 payable in monthly installments of $840.23 on the first day of each month, in advance, without demand, at the office of the Sublessor.

     Section III.  The total obligation due from Sublessee to Sublessor shall be
     -----------
in accordance with the following schedule:

                                         MONTHLY      6/1/95-12/31/95
                                         ----------   ---------------
     Annual rent for the period          $20,729.15   $145,104.05
     June 1, 1995 through
     December 31, 1995

     Sprinkler amortization             $   840.23  $  5,881.61

     Total obligation for the period    $21,569,38  $150,985.66
     June 1, 1996 through
     December 31, 1996

                                        MONTHLY         ANNUAL
                                        -------         ------
     Annual rent for the period         $23,129.15  $277,549.80
     January 1, 1996 through
     December 31, 2000

     Sprinkler amortization             $   840.23  $ 10,082.76


                                        MONTHLY         ANNUAL
                                        -------         ------
     Total Annual obligation for the    $23,969.38  $287,632.56
     period of January 1, 1996
     through December 31, 2000

     Section IV.  The Sublessee shall reimburse the Sublessor for the costs
     ----------
of water, gas, and electricity, including electricity costs for exterior lighting, or such other utilities and heating and air conditioning maintenance in the event that such services are furnished by Sublessor and not separately metered to the Sublessee. Said reimbursement shall be additional rent due on the first day of the calendar month next following rendition of a bill therefor. If any services are separately metered, the cost shall be paid directly by the Sublessee to the utility service. The heating and other utilities, except water, not separately metered will be prorated on the basis of the square footage serviced by a given meter and paid to Sublessor as billed. The total costs of water shall be paid by the Sublessee's and any other party, including Sublessor currently in occupancy and of any part of the building and the costs thereof shall be prorated on the basis of relative square footage occupied.

     Section V.  The Sublessee agrees to pay any increased real estate taxes
     ---------
with respect to the building only over and above the real estate taxes with respect to the building only paid by the Sublessor during the first year of the term of this Sublease. For this purpose, the term "real estate taxes" shall include special rent or use taxes enacted after the commencement date of this Sublease which are enacted as a substitute for a part or all of the current real estate taxes. The Sublessee's proportionate share of any such increase shall be a fraction thereof, the numerator of which is the number of square feet of floor area in the Premises and the denominator of which is the total square feet of the floor area in the Building both as specified aforesaid in the Sublease ("Sublessee's Pro Rata Share"). Said amount shall be deemed to be additional rent and shall be due and payable on the first of the month following delivery to Sublessee of a receipt for Sublessor's payment of said real estate taxes.

     ARTICLE 4.  COMMON AREA
     -----------------------

     For the purpose of this Sublease, common area shall be defined as all of the property described herein that is not actually occupied by the building. The Sublessee shall have the use in common with other occupants of the building to the parking areas and driveways for ingress and egress to the Premises. Parking
    -------------
is for the exclusive use of the occupants of the Building and their business invitee's. The Sublessee shall have no right to use the common area for storage purposes and trash shall be stored only in approved containers in the common area. The cost of exterior lighting and ice and snow removal will be prorated among the Lessees and Sublessee's in accordance with the percentage that the Premises bear to the entire building. The pro-rata share of such cost will be deemed to be additional rent and shall be due the first of the month following the invoice thereof by Sublessor to Sublessee of the amount due.

     ARTICLE 5.  USE OF PREMISES
     ---------------------------

     Section I.  The Premises shall be used and occupied only for warehousing,
     ---------
office, light manufacturing, product assembly and repair, and distribution of products, and related activities and for no other purpose or purposes without the written consent of the Sublessor and Miller-Valentine, which consent shall not unreasonably be withheld.

     Section II.  The Sublessee shall operate its business in a safe and proper
     ----------
manner as is normal, considering the uses of the Premises above provided; and shall not manufacture, store, display or maintain any products or materials that will endanger the Premises; shall do nothing that would increase the cost of insurance on the building or invalidate existing policies; shall not obstruct the sidewalks; shall not use the plumbing for any other purpose than for which it was constructed; shall not make or permit any unreasonable noise and/or odor objectionable to the public or adjacent occupants; shall not create a nuisance on the Premises; and shall commit no waste to the Premises which exceeds normal wear and tear thereon.

     Section III.  The Sublessee shall abide by all police and fire regulations
     -----------
concerning the operation of its business; provided that appropriate closable containers are supplied by Sublessor for such propose; and shall practice all proper procedures and methods that are common to its business enterprise. The Sublessee shall not cause the temperature in the Premises to be set at less than 55 degrees F.

     Section IV.  Sublessee shall at all times keep all improvements and any
     ----------
equipment facilities or fixtures in good order, conditions and repair and in a clean, sanitary and safe condition and in accordance with all applicable laws, ordinances and regulations of any governmental authority having jurisdiction. Sublessee shall exercise reasonable care not to cause waste, damage or injury to the Premises, normal wear and tear excepted.

     Section V.  Sublessee shall forthwith at its own cost and expense replace
     ---------
with glass of the same kind and quality any cracked or broken glass, including plate glass or glass or other breakable materials used in structural portions, and any interior and exterior windows and doors in the Premises.

     ARTICLE 6.  COMPLIANCE WITH LEASE
     ---------------------------------

     Section I.  Except as otherwise provided by this Sublease, (i) Sublessee
     ---------
shall, throughout the term, assume and perform, for the benefit of Sublessor, all of the obligations, covenants and agreements of Sublessor as Sublessee under the Lease, to the extent that the same apply to the Subleased Premises and (ii) Sublessor grants to Sublessee, for the duration of the term of this Sublease, all of the rights and privileges granted Sublessor under the Lease with respect to the Subleased Premises.

     Section II.  Notwithstanding the foregoing: This Sublease is subject to all
     ----------
of the terms and conditions of the Lease and to the performance of Lessor's obligations, under the Lease. Sublessor does not assume or agree to perform for Sublessee's benefit any of Lessor's obligations except to receive from Sublessee and transmit to Lessor any communication dealing with Sublessee's occupancy of the Premises.

Sublessor agrees throughout the term of this Sublease to perform and comply with the following provisions of the Lease:

     (a) The obligations to pay the rentals required under the Lease;

     (b) The obligations to pay to Lessor the costs enumerated in Article 3, Sections II and III above, subject, however, to Sublessee's obligation to reimburse Sublessor for the percentage of those costs set forth in Article 3, Sections II and III;

     (c) The obligation to maintain the liability insurance required under the Lease. However, Sublessee will maintain its own liability insurance as provided in Article 9 hereinafter.

     ARTICLE 7.  INSTALLATION AND ALTERATIONS
     ----------------------------------------

     Section I.  Sublessee shall not make any alterations or additions to the
     ---------
Premises without first procuring Lessor and Sublessor's written consent and delivering to Lessor and Sublessor the plans and specifications and copies of the proposed contracts, and necessary permits, and shall furnish indemnification against liens, costs, damages and expenses as may be reasonably required by Lessor and Sublessor. Trade fixtures shall include but not be limited to the following: Conveyors, product racks and any other equipment or devices used in the storing, picking, packaging and delivery of products, whether or not they are attached to floors, walls, or ceilings. Any damages incurred by removal of trade fixtures shall be the responsibility of Sublessee. Alterations, additions, improvements and fixtures, other than trade fixtures, which may be made or installed by either of the parties hereto upon the Premises and which in any manner are attached to the floors, walls or ceilings, at the termination of the Sublease shall become the property of the Sublessor, unless Sublessor requests their removal, and shall remain upon and be surrendered with the Premises as a part thereof, without damage or injury. Any linoleum or other floor covering of similar character which may be cemented or otherwise adhesively affixed to the floor shall likewise become the property of Sublessor, all without compensation or credit to Sublessee.

     Section II.  The Sublessee shall not erect or install any signage without
     ----------
first procuring Lessor and Sublessor's written consent.

     Section III.  The Sublessee shall have no right to use and shall not use
     -----------
the roof of the Premises for any purpose without the written consent of the Lessor and Sublessor. The Sublessee shall not use the roof for storage, for any activity that will result in traffic on the roof, for anything that will penetrate the roof, use the roof as an anchor or otherwise damage the roof. The consent of the Lessor and Sublessor must be in writing for each specific use and must also approve the method of installation of the permitted use. Should the Sublessee break this covenant, the Sublessee shall be responsible for any damages caused to the roof or other parts of the building and shall assume the cost of maintaining and repairing the roof during the term of the Sublease, including any renewals.

     ARTICLE 8.  INDEMNIFICATION
     ---------------------------

     Except to the extent of the negligence or misconduct of the other party, Sublessor and Sublessee hereby waive all claims against each other for damages to goods, wares, merchandise and building, in, upon or about said Premises and for injuries to persons in or about said Premises for any cause arising at any time, and Sublessor and Sublessee will hold each other exempt and harmless for and on account of any damage or injury to any person, or the goods, wares, merchandise and building, of any person, arising from the use of the Premises by Sublessee, or arising from the failure of either Sublessor or Sublessee to keep the Premises and common areas in good condition as herein provided or otherwise to comply with such indemnifying party's obligations and duties hereunder. The party claiming the right of indemnity under this Article 8 shall give the other party from whom indemnity is sought, notice of such claim or action and shall give such party from whom indemnification is sought the right to defend, compromise, or settle such claim or action and shall provide reasonable cooperation to such party with respect thereto. No party who seeks indemnification from the other shall make any payment, settlement or otherwise waive any rights without first obtaining the prior written consent of the party from whom such indemnification is sought. Sublessor shall not be liable to Sublessee for any damage by or from any act or negligence of any Co-Lessee or other occupant of the same building. Sublessee agrees to pay for all damage to the Building, as well as all damage to other Lessees or Sublessee's or occupants thereof caused by Sublessee's misuse or negligent use of said Premises, its apparatus or appurtenances.

     ARTICLE 9.  INSURANCE
     ---------------------

     Section I.  Sublessee shall not carry any stock of goods or do anything in
     ---------
or about said

Premises which will actually cause insurance rates on said Premises or the building in which the same are located to be increased. If Sublessor shall consent to such use, Sublessee agrees to reimburse Sublessor on a pro-rata basis for any increase in premiums for insurance against loss by fire or extended coverage risks resulting from the business carried on in the Premises by Sublessee. If Sublessee installs any electrical equipment that overloads or may overload the power lines to the building, Sublessee shall make immediately and at its own expense make whatever changes are necessary to remedy such overload or possible overload and to avoid some in the future, and should comply with all government authorities having jurisdiction and with the requirements of any insurance underwriters and rating bureaus.

     Section II.  Sublessee agrees to procure and maintain a policy or policies
     ----------                                              ------------------
of insurance, at its own costs and expense, insuring from all claims, demands,
----------------
or actions for injury to or death of more than one person in any one accident and for damages to property in an aggregate amount of not less than $2,000,000.00 made by or on behalf of any person or persons, firm or
-------------
corporation, arising from, related to, or connected with the conduct and operations of Sublessee's business in the Premises. Sublessor and Lessor shall be named an Additional Insured Party in said policy. Such insurance shall be primary relative to any other valid and collectible insurance. Said insurance shall not be subject to cancellation except after at least thirty (30) days prior written notice to Sublessor and Lessor, and the policy or policies, or duly executed certificate of certificates for the same, together with satisfactory evidence of the payment of the premium thereon, shall be deposited with Sublessor and Lessor at the commencement of the term and renewals of such coverage. If Sublessee fails to comply with such requirement, Sublessor may obtain such insurance and keep the same in effect, and Sublessee shall pay Sublessor the premium cost thereof upon demand.

     Section III.  All property of Sublessee or those claiming under Sublessee
     -----------
which may be upon said Premises during the term hereof or any renewal thereof shall be at and upon the sole risk and responsibility of Sublessee.

     ARTICLE 10.  EMINENT DOMAIN
     ---------------------------

     Section I.  If the whole or substantially all of the Premises hereby leased
     ---------
shall be taken by a public authority under the power of eminent domain, then the term of the Sublease shall cease as of the day possession shall be taken by such public authority, and the rent shall be paid up to that date with a proportionate refund by Sublessor of such rent as shall have been paid in advance.

     Section II.  If less than substantially all of the floor area of the
     ----------
Premises shall be so taken, provided that the area remaining is adequate for Sublessee's business purposes, the term of the Sublease shall cease only on the parts so taken as of the day possession shall be taken by such public authority, and the rent shall be paid up to that day with a proportionate refund by Sublessor of such rents as may have been paid in advance, and thereafter the minimum rent shall be equitably abated.

     Section III.  All damages awarded for such taking under the power of
     -----------
eminent domain, whether for the whole or a part of the Premises, shall be the property of Sublessor whether such damages shall be awarded as compensation for diminution in value of the leasehold or to the fee of the Premises provided, however, that the Sublessor shall not be entitled to any separate award made to Sublessee for loss of business, depreciation to and cost of removal of stock and fixtures.

     ARTICLE 11.  ASSIGNMENT OF SUBLETTING
     -------------------------------------

     Section I.  Sublessee shall not assign or in any manner transfer this
     ---------
Sublease or any interest therein, nor sublet said premises or any part of parts thereof, nor permit occupancy by anyone with, through, or under it without the previous written consent of Lessor and Sublessor not to be unreasonably withheld or delayed, provided, however, that any additional assignee or sublessee shall be a customer of ABX AIR, INC. unless otherwise approved by ABX AIR, INC. Consent by Lessor and Sublessor to one or more assignments of this sublease or to one or more subletting's of the Premises shall not operate as a waiver of Sublessor's rights under this Article to any subsequent assignment or subletting. No assignment or sublease shall release Sublessee of any of its obligations hereunder or be construed or taken as a waiver of any sublessor's rights or remedies hereunder.

     Section II.  Neither this Sublease nor any interest therein, nor any estate
     ----------
thereby created, shall pass to any trustee or receiver in bankruptcy or any assignee for the benefit of the creditors or by operation of law.

     ARTICLE 12.  ACCESS TO PREMISES
     -------------------------------

     Lessor, Sublessor or its agents shall have the right to enter upon the Premises at all reasonable hours after the giving of reasonable prior notice to Sublessee for the purpose of inspecting the same or of making repairs, additions or alterations thereto or to the building in which the same are located, provided that Sublessee's operations at the Premises shall not unreasonably be interfered with or disrupted. The Lessor and Sublessor shall have the right, upon reasonable prior notice and during reasonable times, to show the Premises to prospective purchasers, and during the final year of this Sublease only to prospective Lessees and Sublessees and provided that Sublessee may prohibit such showing to companies listed on Schedule "A". Such Schedule may be updated by Sublessee on an annual basis. The exercise of such right shall not be deemed an eviction or disturbance of Sublessee's use or possession.

     ARTICLE 13.  LIMITATION UPON LIABILITY
     --------------------------------------

     Notwithstanding any other provision of this Sublease, Sublessee agrees to look solely to Sublessor's interest in the Lease (subject to any mortgage on the Building) for the recovery of any judgement requiring the payment of money by Sublessor; it being agreed that Sublessor, and if Sublessor is a corporation, its directors, officers, or shareholders, shall never be personally liable for any such judgment, and no other assets of the Sublessor shall be subject to levy, execution or other procedures for the satisfaction of Sublessee's judgement. The provision contained in the foregoing sentence is not intended to, and shall not, limit any right that Sublessee might otherwise have to obtain injunctive relief against Sublessor, Sublessor's successors in interest, or to maintain any other action not involving the personal liability of Sublessor, or to maintain any suit or action in connection with enforcement of collection of amounts which may become owing or payable under or an account of insurance maintained by Sublessor.

     ARTICLE 14.  SUBLESSOR'S SUCCESSORS
     -----------------------------------

     The term "Sublessor" as used in this Lease shall be limited to mean and include only the Lessee under the Lease with Miller-Valentine, at the time, its successors and assigns, so that in the event of any transfers or assignments of the Lease, the previous Sublessor shall be entirely released with respect to the performance of all subsequently accruing covenants and obligations on the part of Sublessor, provided the new Sublessor or Lessor, as the case may be, agrees to perform all the covenants and agreements in this Agreement of Sublease.

     ARTICLE 15.  SUBLESSEE'S DEFAULT
     --------------------------------

     Section I.  The Sublessee, ten (10) days after receipt of written notice,
     ---------
shall be considered in default of this Sublease upon failure to pay when due the rent or any other sum required by the terms of the Sublease, and thirty (30) days after receipt of written notice for failure to perform any term, covenants or condition of this Sublease provided that any such failure which cannot reasonably be cured within such 30 day period shall not constitute a default so long as Sublessee shall have such cure and shall diligently pursue the same to completion; provided that such cure does not exceed 90 days from notice of default, the commencement of any action or proceeding for the dissolution, liquidation or reorganization under the Bankruptcy Act, of Sublessee, or for the appointment of a receiver or trustee of the Sublessee's property; the making of any assignment for the benefit of creditors by Sublessee; the suspension of business; or the abandonment of the Premises by the Sublessee.

     Section II.  In the event of default of the Sublease by Sublessee, then
     ----------
Sublessor may pursue any and all remedies and rights available to the Sublessor under applicable Ohio law. Should Sublessor elect to reenter, as herein provided, or should it take possession pursuant to legal proceedings or pursuant to any notice provided for by law, it may either terminate this Sublease, or it may without terminating this Sublease relet said Premises or any parts thereof for such term or terms and at such rental or rentals and upon such other terms and conditions as Sublessor may deem advisable, with the right to make alterations and repairs to said Premises for the purpose of re-rental. Should such rentals received from such reletting during any month be less than required to be paid by Sublessee as defined above, then Sublessee shall immediately pay such deficiency to Sublessor.

     Section III.  No such reentry or taking possession of said Premises by
     -----------
Sublessor shall be construed as an election on its part to terminate this Sublease, unless a written notice of such intention be given to Sublessee or unless the termination thereof be decreed by a court of competent jurisdiction. Notwithstanding any such reletting without termination, Sublessor may at any time thereafter elect to terminate this Sublease for such previous breach or act of default. Should Sublessor at any time terminate this Sublease for any breach or act of default, in addition to any other remedy it may have, it may recover from Sublessee all damages it may incur by reason of such breach or act of default, including the cost of recovering the Premises, legal fees, and including the worth at the time of such termination of the excess, if any, of the amount of rent and charges equivalent to rent reserved in this Sublease for the remainder of the stated term over the then reasonable rental value of the Premises for the remainder of the stated term.

     ARTICLE 16.  SURRENDER OF PREMISES
     ----------------------------------

     Section I.    If Sublessee holds possession of the Premises after the
     ---------
termination of this Sublease for any reason, Sublessee shall pay Sublessor double the rent provided for herein for such period that Sublessee holds over, but such payment of rent shall not create any Sublease arrangement whatsoever between Sublessor and Sublessee, unless expressly agreed to in writing by Sublessor. It is further understood that during such period that Sublessee holds over, the Sublessor retains all of Sublessor's rights under this Lease, including damages as a result of the termination of this Sublease and the right to immediate possession of the Premises. This paragraph shall not be construed to grant Sublessee permission to hold over.

     Section II.   At the expiration of the tenancy created hereunder, whether
     ----------
by lapse of time or otherwise, Sublessee shall surrender the Premises broom clean, free of tire marks, free of all debris and in good condition and repair, reasonable wear and loss by fire or other unavoidable casualty excepted.

     Section III.  Prior to surrender of the Premises, the Premises will be
     -----------
reviewed by a representative of the Sublessor and Sublessee to determine if there is any deferred maintenance or un-repaired damage for which Sublessee is responsible under Article V, Section 5 hereof. In the event that there is deferred maintenance and/or un-repaired damage, Sublessor may effect such maintenance and repairs, and Sublessee will pay the actual, reasonable cost thereof.

     Section IV.   Upon the expiration of the tenancy hereby created, if
     ----------
Sublessor so requests in writing, Sublessee shall promptly remove any additions, fixtures and installations placed in the Premises by Sublessee that is designated in said request (provided, however, that Sublessee shall in no event be required to remove the Sublessee's Required Improvements), and repair any damage occasioned by such removals at its own expense, and in default thereof, Sublessor may effect such removals and repairs, and Sublessee shall pay Sublessor the actual, reasonable cost thereof, with interest at the rate of eight percent (8%) per annum from the date of payment by Sublessor.

     ARTICLE 17.  SUBORDINATION
     --------------------------

     This lease shall be subject to and subordinate at all times to the lien of any mortgages, now or hereafter made on the Premises, and to all advances made or hereafter to be made thereunder. The Sublessee agrees to execute a subordination agreement should the lender request same, provided such subordination agreement does not diminish Sublessee's rights under this Agreement of Sublease.

     ARTICLE 18.  NOTICE
     -------------------

     All notices under this lease may be personally delivered; sent by courier service, with receipt; or mailed to the address shown by certified mail, return receipt requested. The effective date of any mailed notice shall be THREE (3) days after delivery of the same to the United States Postal Service.

               SUBLESSOR:     ABX AIR, INC.
                              Attn:  Amiel M. Kuli

               ADDRESS:       145 Hunter Drive
                              Wilmington, Ohio 45177

               SUBLESSEE:     PC Connection, Inc.
                              Attn:  Donald S. Kincaid

               ADDRESS:       2870 Old State Rout 73
                              Wilmington, OH 45177

               PHONE: 513-382-4800

     ARTICLE 19.  WAIVER OF SUBROGATION
     ----------------------------------

     The Lessor, Sublessor and Sublessee waive all rights, each against the other, for damages caused by fire or other perils to the extent covered by insurance where such damages are sustained in connection with the occupancy of the Leased Premises.

     ARTICLE 20.  ESTOPPEL CERTIFICATE
     ---------------------------------

     The Sublessee agrees to execute an Estoppel Certificate for the benefit of any Lender in which the Sublessee acknowledges the terms and conditions of this Sublease.

     ARTICLE 21.  RENT DEMAND
     ------------------------

     Every demand for rent due wherever and whenever made shall have the same effect as if made at the time it falls due and at the place of payment, and after the service of any notice or commencement of any suit, or final judgement therein, Sublessor may receive and collect any rent due, and such collection or receipt shall not operate as a waiver of nor affect such notice, suit or judgment.

     ARTICLE 22.  NO REPRESENTATION BY SUBLESSOR
     -------------------------------------------

     Sublessor and its agents have made no representations or promises with respect to the Premises or the building of which the same form a part except as herein expressly set forth.

     ARTICLE 23.  WAIVER OF BREACH
     -----------------------------

     No waiver of any breach of the covenants, provisions or conditions contained in this Sublease shall be construed as a waiver of the covenant itself or any subsequent breach itself, and if any breach shall occur and afterwards be compromised, settled or adjusted, this Sublease shall continue in full force and effect as if no breach had occurred, unless otherwise agreed. The acceptance of rent hereunder shall neither be or construed to be a waiver of any breach of any term, covenant or condition of this Sublease.

     ARTICLE 24.  QUIET ENJOYMENT
     ----------------------------

     Sublessor hereby covenants and agrees that so long as Sublessee performs all the covenants and agreements herein stipulated to be performed on Sublessee's part, Sublessee shall at all times during the continuance hereof have the peaceable and quiet enjoyment and possession of the Premises without any manner of let or hindrance from Sublessor or any person or persons lawfully claiming the Premises except as otherwise provided for herein.

     ARTICLE 25.  ENVIRONMENTAL PROVISIONS
     -------------------------------------

     Section I.  Sublessee shall at all times during the term of this Sublease
     ---------
comply with all applicable federal, state, and local laws, regulations, administrative rulings, orders, ordinances, and the like, pertaining to the protection of the environment with respect to its operations at the Premises, including but limited to, those regulating the handling and disposal of waste materials. Further, during the term of this Sublease, neither Sublessee nor any agent or party acting at the direction or with the consent of Sublessee shall treat, store, or dispose of any "hazardous substance" as defined in Section 101(14) of the Comprehensive Environmental Response, Compensation and Liability Act of 1980 ("CERCLA") or petroleum (including crude oil or any fraction thereof) on or from the Property.

     Section II.  Sublessee shall fully and promptly pay, perform, discharge,
     ----------
defend, indemnify and hold harmless Sublessor from any and all claims, orders, demands, causes or action, proceedings, judgements, or suits and all liabilities, losses, costs or expenses (including, without limitation, technical consultant fees, court costs, expenses paid to third parties and reasonable legal fees) and damages arising out of, or as a result of, (i) any "release" as defined in Section 101(22) of CERCLA, of any "hazardous substance," as defined in Section 101(14) of CERCLA, or petroleum (including crude oil or any fraction thereof) or placed into, on or from the Property at any time after the date of this Sublease by Sublessee, its agents, or employees; (ii) any contamination of the Property's soil or groundwater or damage to the environment and natural resources of the Property the result of actions occurring after the date of this Sublease, whether arising under CERCLA or other statutes and regulations, or common law by Sublessee, its agents, or employees; and (iii) any toxic, explosive or otherwise dangerous materials or hazardous substances which have been buried beneath, concealed within or released on or from the Property after the date of this Sublease by Sublessee, its agents, or employees.

     Section III.  Sublessor shall fully and promptly pay, perform, discharge,
     -----------
defend, indemnify and hold harmless Sublessee from any and all claims, orders, demands, causes or action, proceedings, judgments, or suits and all liabilities, losses, costs or expenses (including, without limitation, technical consultant fees, court costs, expenses paid to third parties and reasonable legal fees) and damages arising out of, or as a result of, (i) any "release" as defined in
Section 101(22) of CERCLA, of any "hazardous substance," as defined in Section 101(14) of CERCLA, or petroleum (including crude oil or any fraction thereof) or placed into, on or from the Property at any time after the date of this Sublease by Sublessor, its agents, or employees; (ii) any contamination of the Property's soil or groundwater or damage to the environment and natural resources of the Property the result of actions occurring after the date of this Sublease, whether arising under CERCLA or other statutes and regulations, or common law by Sublessor, its agents, or employees; and (iii) any toxic, explosive or otherwise dangerous materials or hazardous substances which have been buried beneath, concealed within or released on or from the Property after the date of this Sublease by Sublessor, its agents, or employees."

     ARTICLE 26.  INTERPRETATION
     ---------------------------

     Section I.  Wherever either the "Sublessor" or "Sublessee" is used in the
     ---------
Sublease, it shall be considered as meaning the singular and/or neuter pronouns as used herein, and the same shall be construed as including all persons and corporations designated respectively as Sublessor or Sublessee in the heading of this instrument wherever the context requires.

     Section II.  If any clause, sentence, paragraph or part of this Sublease
     ----------
shall for any reason be adjudged by any court of competent jurisdiction to be invalid, such judgment shall not effect, impair, or invalidate the remainder of this Sublease, but be confined in its operation to the clause, sentence, paragraph, or part thereof directly involved in the controversy in which such judgment shall have been rendered, and in all other respects said Sublease shall continue in full force and effect.

     ARTICLE 27.  FINANCIAL STATEMENTS
     ---------------------------------

     At Sublessor's request, Sublessee shall furnish the Sublessor with its most current financial information. Sublessee's specific financial information shall include items listed in Schedule "B".

     ARTICLE 28.  MEMORANDUM OF LEASE
     --------------------------------

     It is agreed by both parties that this instrument is not recordable and if either party should record the same in the Office of the Recorder of Clinton County, Ohio, the recording shall have no effect. When possession of the Premises has been delivered to Sublessee, the parties hereto may execute, acknowledge and deliver a Memorandum of Lease in recordable form specifying the terms of this Sublease and renewal periods of this Sublease.

     ARTICLE 29.  TIME
     -----------------

     Time is of the essence in this Sublease.

     ARTICLE 30.  ENTIRE AGREEMENT
     -----------------------------

     This Sublease contains the entire agreement between the parties with respect to the use and operation of the Premises by Sublessee; it supersedes all previous understandings and agreements between the parties, if any, and no oral or implied representation or understandings shall vary its terms; and it may not be amended except by a written instrument executed by both parties hereto.

--------------------------------------------------------------------------------

     IN WITNESS HEREOF, the parties hereto set their hands to triplicates hereof this 7th day of June, 1995, as to Sublessor, and this 1st day of June, 1995, as to Sublessee.

Signed and Acknowledged                      SUBLESSOR
in the presence of :                         ABX AIR, INC.


                                             By  /s/
                                                ------------------------------
                                             Its Vice President
                                                ------------------------------

Signed and Acknowledged                      SUBLESSEE
in the presence of :                         PC Connection, Inc.


/s/ Steve Markiewicz                         By /s/ Charles Morang
------------------------------------           --------------------------------

                                             Its Director, Infrastructure
                                             Development
                                             ----------------------------------



STATE OF OHIO, COUNTY OF CLINTON, SS:

     The foregoing instrument was acknowledged before me this 7th day of June, 1995, by Amiel M. Kuli, Vice President on behalf of ABX AIR, INC., a Delaware corporation.

                                             /s/ Phyllis J. King
                                             ----------------------------------

                                             PHYLLIS J. KING
                                             Notary Public, Sate of Ohio
                                             My Commission Expires August
                                             Recorded in Highland County



STATE OF NEW HAMPSHIRE, COUNTY OF CHESHIRE, SS:

     The foregoing instrument was acknowledged before me this 1st day of June, 1995, by Charles Morang, Director, Infrastructure Development, on behalf of PC Connection, Inc., a corporation.

                                             /s/ Steve Markiewicz
                                             -----------------------------------

                                      STEVEN MARKIEWICZ, Notary Public
                                      My Commission Expires January 7, 1997

        Exhibits to this Agreement of Sublease may be obtained from the Registrant upon written request.